UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.86 per share	RELI	The NASDAQ Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.86 per share	RELIW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 18, 2025, Reliance Global Group, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with a certain accredited investor (the “Purchaser”) for the issuance and sale in a private placement (the “Private Placement”) of (i) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 1,488,096 shares of the Company’s common stock, par value $0.086 per share (the “Common Stock”) at an exercise price of $0.001 per share, and (ii) warrants (the “Warrants”) to purchase up to 2,976,192 shares of Common Stock at an exercise price of $1.43 per share. The Private Placement was priced at the market at a combined purchase price per Share and accompanying Warrant of $1.68. The closing of the Private Placement occurred on or about June 20, 2025.

The aggregate gross proceeds to the Company from the Private Placement were approximately $2.5 million, prior to deducting placement agent fees and estimated offering expenses payable by the Company. The Company would receive an additional approximate $4.25 million in aggregate gross proceeds if all of the Warrants were exercised via a cash exercise. The Company plans to use the proceeds from the Private Placement for working capital and general corporate purposes.

The Pre-funded Warrants are exercisable from the date of issuance until exercised in full. The Warrants are exercisable from the date of issuance and expire two years from the Effective Date (as defined in the Purchase Agreement). The holder of the Pre-Funded Warrants and the Warrants may not exercise any portion of such holder’s Pre-Funded Warrants or Warrants to the extent that the holder, together with its affiliates, would beneficially own more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding shares of Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the beneficial ownership limitation to up to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise.

In connection with the Private Placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), dated as of June 18, 2025, with the Purchasers, pursuant to which the Company agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) registering the resale of the Shares and the shares of Common Stock underlying the Pre-Funded Warrants and the Warrants no later than 10 calendar days after the date of the Registration Rights Agreement (the “Registration Statement”), and to use its best efforts to have the Registration Statement declared effective as promptly as practical thereafter, and in any event no later than 40 calendar days following the date of the Registration Rights Agreement (or 70 calendar days following the date of the Registration Rights Agreement in the event of a “full review” by the SEC).

H.C. Wainwright & Co., LLC (“Wainwright”) acted as the Company’s sole placement agent in connection with the Private Placement, pursuant to that certain engagement letter, dated as of June 5, 2025, between the Company and Wainwright (the “Engagement Letter”). Pursuant to the Engagement Letter, the Company has paid Wainwright a total cash fee equal to 7.0% of the aggregate gross proceeds of the Private Placement, as well as certain expenses, including $50,000 for legal fees and expenses, $35,000 for non-accountable expenses, and a management fee equal to 1.0% of the gross proceeds of the Private Placement. In addition, the Company has issued to Wainwright warrants (the “Placement Agent Warrants”) to purchase up to an aggregate of 104,167 shares of Common Stock at an exercise price equal to $2.10 per share. The Placement Agent Warrants have substantially the same terms as the Warrants.

The Purchase Agreement contains customary representations and warranties of the Company, on the one hand, and the Purchasers, on the other hand, and customary conditions to closing. In addition, pursuant to the Purchase Agreement, the Company agreed not to issue any shares of Common Stock or Common Stock equivalents or to file any other registration statement with the SEC (in each case, subject to certain exceptions) until 30 days after the effective date of the Registration Statement. The Company has also agreed not to effect any Variable Rate Transaction (as defined in the Purchase Agreement) until one year after the effective date of the Registration Statement (subject to certain exceptions). Further, as part of the Purchase Agreement, subject to certain exceptions, the Company’s officers and directors entered into lock-up agreements, pursuant to which they agreed not to sell or otherwise dispose of any shares of Common Stock or securities convertible, exchangeable or exercisable into shares of Common Stock for a period of 30 days after the effective date of the Registration Statement (as defined in the Purchase Agreement).

The foregoing descriptions of terms and conditions of the Purchase Agreement, the Pre-Funded Warrants, the Warrants, the Placement Agent Warrants and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the full text of the form of the Purchase Agreement, the form of the Pre-Funded Warrant, the form of the Warrant, the form of Placement Agent Warrant and the form of the Registration Rights Agreement, which are attached hereto as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 10.2, respectively. The Purchase Agreement and the Registration Rights Agreement are incorporated herein by reference only to provide investors with information regarding the terms of the such agreements and not to provide investors with any other factual information regarding the Company or its business and investors, and the public should look to other disclosures contained in the Company’s filings with the Commission for any other such factual information. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. Neither the issuance of the Shares, the Pre-Funded Warrants, the Warrants, or the Placement Agent Warrants, nor the shares of Common Stock issuable upon exercise thereof, as applicable, were registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The issuance of the Shares, the Pre-Funded Warrants, the Warrants, and the Placement Agent Warrants were, and the shares of Common Stock issuable upon the exercise of such warrants will be, issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01	Other Events.

The Company issued a press release announcing the pricing of the Private Placement on June 18, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and projections about future events and are subject to a number of risks and uncertainties. Words such as “may,” “will,” “expect,” “intend,” “plan,” “believe,” “anticipate,” “estimate,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements include these identifying words.

Forward-looking statements in this report include, without limitation:

●	Our plans to use the proceeds from the June 2025 private placement for working capital and general corporate purposes;
●	Our ability to secure additional proceeds from the exercise of warrants issued in connection with the private placement;
●	Our intent to timely file a resale registration statement and have it declared effective within the timeframe specified in the Registration Rights Agreement;
●	Our expectations regarding the execution of our business strategy and potential future growth opportunities in the InsurTech and insurance agency sectors; and
●	Other statements regarding our future operations, financial position, business strategy, and intentions.

These forward-looking statements are based on assumptions that may prove to be incorrect, and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks include, but are not limited to:

●	Our ability to maintain compliance with Nasdaq listing standards;
●	The risk that we may not receive expected proceeds from warrant exercises;
●	Delays in or failure to file or obtain effectiveness of the resale registration statement;
●	Market conditions that may adversely affect the trading price or liquidity of our securities;
●	Regulatory, economic, or industry changes that could negatively impact our business; and
●	The other risks and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2024, as amended, and in our other filings with the Securities and Exchange Commission.

You are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this report speaks only as of the date of this report. Except as required by law, we do not undertake any obligation to publicly update or revise any forward-looking statement to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Pre-Funded Warrant.
4.2	Form of Warrant.
4.3	Form of Placement Agent Warrant.
10.1	Form of Securities Purchase Agreement.
10.2	Form of Registration Rights Agreement.
99.1	Press Release of Reliance Global Group, Inc., dated June 18, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: June 23, 2025	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer